Investor Presentation March 2022 Exhibit 99.1

Forward looking statements and non-GAAP financial measures Forward-Looking Statements Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “could,” “expect,” “estimates,” “plans,” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this presentation, including in relation to our ability to attract and retain advisors, shifting investor preferences, our financial performance, investments in new products, services and capabilities, our ability to execute strategic transactions, general market, economic and business conditions, demand from our customers and end investors and our operating results. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. Additional information will also be set forth in our Annual Report on Form 10-K for the year ended December 31, 2021, which is expected to be filed this month. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law. Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: net revenue, adjusted expenses, adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted EPS. The presentation of these non-GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure, please refer to our earnings release and Form 10-Q.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

AssetMark is a leading provider of comprehensive wealth management solutions… 13.3% 2021 net flows as a percent of beginning platform assets $93.5b in platform assets $157.2m 2021 Adjusted EBITDA1 67 Net Promoter Score as of July 2021 300bps Adjusted EBITDA margin expansion from 2020 to 20211,2 29.6% 2021 Adjusted EBITDA margin1,2 8,600+ independent, fee-based advisors 209,000+ investor households 850+ employees Note: Data is as of December 31, 2021 unless otherwise stated. 1 Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. 2Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue.

… and is redefining what it means to be a modern TAMP 1996 TODAY Compelling Technology Retirement Services Cash & Credit Solutions Business Consulting Financial Planning Tax Transition Proprietary Investment Solutions Outsourced Marketing ESG Succession Planning Community & Networking Third Party Investment Solutions Open Architecture Personalized, Scalable Service Product Placement Limited Support Custody Expanded Channels

AssetMark has a mission-driven, client-focused culture Our mission is aligned with advisors and investors With a vision to help advisors maximize their potential Dedicated to making a difference in the lives of advisors and their clients Empower independent advisors with an ecosystem of solutions that offer choice, flexibility and autonomy Guided by strong values, with clients at the center Drive transformational value across all aspects of an advisor's business Fully integrated digital toolkit Personalized and scalable service Innovative, curated investment solutions By focusing on a consistent strategy

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

c Uniquely positioned amongst key growth segments of wealth management Broker dealers Asset managers Custodians Fintech firms ADVISORS & INVESTORS

Favorable industry trends enable us to be well-positioned to help investors and advisors New Generation of Investors: wealth transfer and new investors seek guidance and advice from investment professionals Continued Shift to Independence: advisors shift to independent channels, specifically RIA channels Increasing Demand from Investors: greater personalization with multiple digital touchpoints for customizable interactions Increased Savings: economic shutdown along with stimulus actions have significantly increased savings among U.S. households

Through channel expansion, AssetMark's TAM is large and growing…

Channel Growth Strategy

Independent Broker Dealers: Continue to enhance holistic offering of technology, service and investment solutions to attract new advisors and expand share of wallet among existing advisors.

Retirement: Enhance our marketing strategies and data analytics to educate advisors on how to prospect, win and service retirement plans.

RIA: Target independent RIAs through our RIA offering, AssetMark Institutional (AMI), which provides the right set of products, operational support, technology, and community resources to support their growth, efficiency and scale.

Bank Trust: Leverage OBS acquisition to explore low risk entry into the bank trust channel.

Voyant: Further build market share in existing markets, while leveraging AssetMark's knowhow, brand and relationships to penetrate US market.

A $6.3 trillion asset total addressable market (TAM)…


IBD
Retirement
RIA
Bank Trust


IBD
Retirement
RIA
Bank Trust
Voyant

…translates into a $22 billion revenue TAM

(net of related variable expenses)

Based on 2022 full year guidance, AssetMark has approximately 2% of the overall revenue TAM, with a long runway for future growth.

Source: Cerulli, 2020 U.S. Broker/Dealer Marketplace Annual; Cerulli, 2020 U.S. RIA Marketplace Annual; Cerulli, U.S. Retirement Markets 2020 and internal estimates.
IBD TAM includes Independent Broker Dealers with <$500M in asset and Insurance Broker Dealers of all sizes.
Retirement TAM includes all 401k plans below $25 million and all ERISA-covered 403(b) plans. Overlaps TAM for IBD, RIA and bank trust if the advisor is working with retail clients. No overlap if advisor is working directly with plan sponsor.
RIA TAM includes Independent RIAs and Hybrid RIAs below $500 million.
Bank Trust TAM only includes Regional and Community Bank trust assets.
Voyant TAM calculation from their average Voyant Revenue per advisor for advisor products and consumer products.
IBD bps rate assumption is 45 bps, while all others excluding Voyant, are 25 bps.

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… driven by advisors looking to grow, scale and develop stronger client relationships through outsourcing 27% 77% experienced on average: Outsourcing Can Add Greater Benefits Advisors who outsourced experienced a growth in assets, higher personal income and lower operating costs. Growth in total assets 26% 72% experienced on average: Higher personal income 17% 67% experienced on average: Lower operating costs Percent of advisors who say outsourcing helps deliver: Source: Impact of Outsourcing Study (commissioned study)

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Value proposition: Purpose-built solutions Technology Platform Investment Solutions Business Services Custody Automated back-office business programs that enable advisors to scale from prospecting to administration ADVISOR Advisor Service Financial Planning Integrated, open-architecture tech stack tailored to support each advisor’s distinct objectives – whether that’s to grow their practice, build closer relationships with their clients, or drive efficiency Experienced, hands-on extension of an advisor’s team, equally committed to serving their clients’ best interest Expertly curated menu of flexible investment options that advisors and investors can choose from with confidence Suite of powerful third-party and proprietary planning tools that enable advisors to help their clients achieve financial wellness Open-architecture custodial platform that ensures secure, reliable, and flexible supervision of client assets through third-party providers or AssetMark’s Trust Company

Streamlined account opening reduces NIGOs eSignature 24 hour account setup Technology: Provide tools and capabilities to help advisors differentiate Promote your brand Enhanced prospect engagement Portfolio analysis Customizable marketing materials From initial prospecting through ongoing service, the AssetMark platform enables advisors to make a difference in the lives of their clients Intuitive digital solutions set you apart Goals-based financial planning Income planning Cash flow management Demonstrate your difference Visually engaging tools and analytics Investor proposals Portfolio execution Ease operations and free up time Bundle documents Virtual tracking center Stay up-to-date and ahead of clients’ needs Rebalancing On-demand reporting Prospecting Onboarding Clients Constructing Portfolios Delivering Advice Monitoring Servicing

Track record of innovation and growth Diversified, all-in-one portfolios Business Consulting services $93.5B Current Management Team in Place Multi Strategy Accounts Sales Team Transformation Insured Cash Deposit Program Platinum Service Team Ensemble Team $60B $70B $80B $90B eService Team & digital servicing tools expansion $50B $40B $30B $20B Acquired Acquired Acquired Acquired Acquired Curated Suite of Separately Managed Accounts (SMAs)

Service: Multi-faceted support structure fosters deep and lasting relationships with advisors



Field Support
Senior Leadership
Advisor
Service and Operations Teams
Specialty Teams

Field Support acts as an extension of our advisors' businesses, providing **expertise and ongoing platform support** to help advisors grow and compete

Service and Operations Teams support advisors' day-to-day operations to help ensure all operational activities are **monitored and accurately executed**

Specialty Teams **customize solutions based on advisors' needs** to provide expertise in business consulting, retirement plans and investments

Senior Leadership fosters deep relationship through **ongoing engagement with advisors**

More than 50% of employees are advisor facing[1]

AssetMark's support structure helps advisors with tasks across their workflow, such as providing specialized training and servicing, opening new accounts, completing asset transfers, and providing portfolio construction insights in order to help advisors build efficient and scalable businesses.

[1] Over 500+ employees in AssetMark's Client Success and Operations & Service Departments as of December 31, 2021.

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Investments: Curated investment platform helps to enhance advisors' capabilities and meaningfully reduce their workload

We strive to deliver **curated investment solutions** through a differentiated framework supported by:

1 Exceptional due diligence

Carefully vetted solutions

- Search the universe of nearly **850 investment managers** for approaches that align with our portfolio construction framework
- Look for managers who offer innovative solutions and understand advisors' needs for **transparent and disciplined processes**
- **Comprehensive evaluation** that will **complement** our existing strategists
- Present **final recommendations** to the Investment Committee

2 Portfolio optionality

Advisors can **choose**:

Turnkey portfolio solutions

Incorporate AssetMark or third-party strategist solutions into a professionally managed portfolio

or

Advisor constructed portfolios
Open Architecture Investment Platform

Design and build portfolios tailored to investors' financial goals and risk tolerance

3 Supported by a dedicated, experienced team

Current investment leadership team has a **combined 275 years** of leadership experience at AssetMark

12 Chartered Financial Analysts (CFA)

5 Chartered Alternative Investment Analysts (CAIA)

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Business services: supporting our advisors’ success

Dedicated management team with extensive industry experience Prior to becoming CEO, Natalie led AssetMark’s Strategy and Solutions functions, managing Product Development, Digital Strategy, Business Consulting and Corporate Strategy Before joining AssetMark, Natalie was Head of Marketing for New York-based First Eagle Investment Management. She previously served as Head of Product Management and Development for Pershing LLC and spent several years in senior positions at The Charles Schwab Corporation Natalie Wolfsen Chief Executive Officer Michael Kim President, Chief Client Officer Leads AssetMark’s Client Success Group, responsible for accelerating our organic growth Prior to becoming President, Michael led AssetMark’s Client Development function and oversees our national Sales and Consulting team, Sales Strategy and Operations, Strategic Accounts and Marketing Prior to joining AssetMark, Michael was a Senior Vice President at Fidelity Investments Gary Zyla EVP, Chief Financial Officer Gary oversees Finance at AssetMark Guided AssetMark through 2013 and 2016 private sales and 2019 IPO Prior experience includes roles at Genworth Financial in both the Corporate and Retirement and Protections segments, where he led the Capital Management team and served as Vice President of Financial Planning & Analysis Michael Abelson EVP, Head of Corporate Development and Strategy Mike is responsible for analyzing acquisition and growth opportunities that support advisor and investor needs Led four successful acquisitions of Aris, Clark (TAMP), GFPC and OBS Financial Mike joined AssetMark in 1994 and has served in several additional leadership roles ranging from Operations and Project Management to Investments and Product Development Ted Angus EVP, General Counsel Ted is responsible for managing the Legal and Compliance Department at AssetMark Prior to joining AssetMark, Ted served as an Associate General Counsel at The Charles Schwab Corporation, providing legal and regulatory advice to a variety of Schwab businesses Carrie Hansen EVP, Chief Operating Officer Carrie leads all Operations and Service functions, oversees all custodial relationships and serves as President of our Mutual Funds division Prior to joining AssetMark, Carrie worked for Barclays Global Investors where she headed the Investment Operations Group in Tokyo, Japan David McNatt EVP, Head of Investment Solutions Muk Mehta EVP, Chief Information Officer Esi Minta-Jacobs EVP, Head of HR and Program Management David is responsible for AssetMark’s Product Strategy and Development, Platform Investment Strategy, Investment Management and Specialized Investment Services and Operations. Previously, David has held senior leadership roles at Russell Investments, Charles Schwab and Franklin Templeton Muk is responsible for technology strategy and implementation with a focus on creating systems and solutions that help advisors achieve success Previously, Muk was the Chief Information and Technology Officer at Cetera Financial Group and Managing Director and Corporate CIO at TD Ameritrade Esi is responsible for developing and executing our human resource strategy, and overseeing a scalable structure for project delivery. Prior to joining AssetMark, Esi was an SVP at Wells Fargo overseeing international operations project delivery, and a Partner Integration Manager at Peoplesoft

Our growth strategy The AssetMark platform enables advisors to make a difference in the lives of their clients Pursue strategic transactions Meet advisors where they are going Deliver a holistic, differentiated experience Enable advisors to serve more investors Help advisors grow and scale their businesses 1 2 3 4 5

Meet advisors where they are 1 $20b+ 20% RIA Platform Assets RIA production as a % of total production 49 New RIA firms in 2021 In March of 2021, we launched AssetMark Institutional, a fully-assembled holistic solution that provides registered investment advisors with a comprehensive set of products, operational support, technology, and community resources to support their growth, efficiency, and scale. 250+ Attendees at 1st Annual RIA Summit

Deliver a holistic, differentiated experience 2 AssetMark is focused on continuing to build out its Financial Wellness offering in 2022 and beyond Excellent approval ratings; upgraded numerous integrations; added dozens of new feature enhancements FTAdviser’s “Service Award – 5 star” and Professional Paraplanner’s “Best Non-Research Software for Paraplanners” Growth and Expansion Entry into Australia and the United States Number of advisor and paraplanner licenses up 10% y/y Integration with AMK Voyant’s financial planning capabilities integrated into eWealthManager Built Income Planner, powered by Voyant, to aid in income conversations between advisors and their clients Technology

Enable advisors to serve more investors

Investors across wealth tiers and life stages have varying needs

Wealth across segments continue to grow

- HNW / UHNW and mass affluent assets grew to **$20 Trillion** and **$11 Trillion**, respectively



Investor Lifecycle
Complete Wealth
Investments
Turnkey Solutions
Net Worth
Retirement
Consolidation
Accumulation
Age

Complete Wealth Management

Provide advisors with comprehensive tools and investments to serve evolving needs

- *Income Planning Tool:* enhance retirement planning capabilities
- *Personalized Investments:* offer solutions individually managed accounts, ESG
- *Tax Transition Services:* mitigate capital gains for taxable accounts

Turnkey Low-Cost Solutions

Enhance solutions for mass affluent clients

- *WealthBuilder:* dynamic online investment and planning tool
- *GPS / GIS:* turnkey portfolio solutions
- *MarketBlend:* low-cost proprietary ETF portfolio

Source: Cerulli, U.S. High Net Work and Ultra High Net Worth Markets, 2020

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Help advisors grow and scale their businesses

Advisors need help with growing their businesses

Advisors spend almost half of their time on non-client facing activities

Advisor Time Allocation[1]


54%
client facing activities
VS.
46%
non-client facing activities

Outsourced Business Solutions

Provide advisors with turnkey programs to enable advisors to improve time spent on non-client facing activities, so they can spend more time with clients

- Business Consulting: drive advisor growth at every stage through individualized guidance by identifying opportunities to increase value and improve performance
- Marketing: help advisors acquire new clients through enhanced marketing capabilities
- Investment Consulting: provide investment insights and guidance on portfolio construction

[1]Advisor time allocation for independent channels – including Hybrid RIA, Independent RIA and Independent Broker Dealer.
Source: Cerulli, U.S. Advisor Metrics 2020 and Lodestar Intermediary

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5 Pursue strategic transactions

Strategic Growth and Scale

Augment the advisor experience through the addition of high impact capabilities and at-scale infrastructure

1 Strategic Growth

Deliver high impact capabilities to enable advisor practices and accelerate organic growth

M&A Strategy

2 Scale

Monetize at-scale infrastructure through buying assets under management

In January 2022, AssetMark announced a $500 million five year credit facility with interest rate of adjusted SOFR + 1.875%.[1] **Purchasing power is now ~$425 million.**

[1]As of January 31, 2022.

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Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Platform assets – 4Q21 and 2021 $ billion 13.3% Net Flows as a % of Beginning-of-Period Platform Assets2 Platform assets at beginning of period Net flows Market Platform assets at period-end $ billion Platform assets at beginning of period Net flows Market Platform assets at period-end 1As of December 31, 2021. 2Calculated as annualized net flows of $9.9 billion divided by beginning-of-period platform assets of $74.5 billion as of January 1, 2021.

Fourth quarter results highlighted by strong top line numbers Total revenue (4Q20-4Q21) $ million Net revenue (4Q20-4Q21) $ million

AssetMark set to benefit from anticipated upcoming interest rate hikes 25bps Increase in Interest Rates ~$4.5m Annual spread based revenue less cost of revenue1 Earlier than anticipated interest rate hikes could speed up revenue diversification and earnings growth. The committee is of a mind to raise the federal funds rate at the March meeting assuming that the conditions are appropriate for doing so. “ ” -Jerome Powell Chair of the Federal Reserve 1Calculated off of ending cash at ATC as of 1/31/2022

Revenue less cost of revenue – year-over-year comparison Asset Based $21.3m increase due to a $19.6b in billable asset growth and $2.4m in reduction of on-going ABE. Fee compression was negligible year over year. Spread Based Decreased $0.3m year-over-year driven by yield decline from 0.31% to 0.26%. Other income Increased $0.2m driven primarily by Voyant. Reduction of on-going ABE Subscription-based revenue Subscription Based Addition of $3.2m of subscription-based revenue from the acquisition of Voyant, which closed July 1, 2021.

Adjusted expenses (4Q20-4Q21) 1Includes general and operating expenses and professional fees. Note: Percentage variance based on actual numbers, not rounded results. Operating expenses were up 46.5% year-over-year driven by a 53.4% y/y increase in SG&A and a 42.3% y/y increase in employee compensation. The increase in employee compensation is driven by increased sales volume, year end bonuses and headcount, up 20.9% y/y (13.8% excluding-Voyant).

In millions Operating expense walk (4Q20-4Q21) Volumes, travel and events Addition of Voyant Non-repeating spend One-time bonuses Additional spend on strategic initiatives

Strong bottom line results 1Calculated using 4Q21 adjusted number of common shares outstanding, diluted of 74,747,000. Adjusted EBITDA and Adjusted EBITDA Margin (4Q20-4Q21) Adjusted Net Income (4Q20-4Q21) $ million and % $ million $42.6 4Q21 Adj. EBITDA (ex-non-repeating) 29.7% 4Q21 margin (ex-non-repeating)

Reaffirming 2022 outlook Based on growth outlook above, we are targeting 2022 adj. EBITDA margin expansion of 100 bps.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Adjusted expense reconciliation 1Includes general and operating expenses and professional fees. Note: Percentage variance based on actual numbers, not rounded results.

Adjusted net income walk 2021 effective tax rate is 23.5%, lower than 26% in 2020 due to created tax efficiencies. Note: Asterisk denotes line item numbers post adjustment; numbers are rounded and totals may not sum.

Revenue less cost of revenue reconciliation – quarter ended December 31, 2021

Adjusted EBITDA reconciliation – quarter ended December 31, 2021 “Share-based compensation” represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, and RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact. “Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations. “Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions. “Debt acquisition cost write-down” represents capitalized debt issuance costs extinguished due to the repayment of $124 million of our outstanding indebtedness under the Term Loan in July 2019 and our repayment of the $124 million remaining outstanding indebtedness under the Term Loan in December 2020. The July 2019 repayment was considered a substantial modification and the debt was considered fully extinguished as of December 31, 2020. “Business continuity plan” includes incremental compensation and other costs that are directly related to transition and hiring of a primarily remote workforce and other costs due to the COVID-19 pandemic. “Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income reconciliation – quarter ended December 31, 2021 (1) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016. (2) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation. (3) Reflects the tax impact of expense adjustments and acquisition-related amortization.